Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

SoFi Lending Corp. 234 1st Street San Francisco, California 94105

Independent Accountants’ Report
on Applying Agreed-Upon Procedures
We have performed the procedures described below, which were agreed to by SoFi Lending Corp. (the “Company”) and Mizuho Securities USA LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, and J.P. Morgan Securities LLC (collectively, (the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to the their evaluation of certain information with respect to a portfolio of private education loans in conjunction with the proposed offering of SoFi Professional Loan Program 2019-C Trust, Post-Graduate Loan Asset-Backed Notes.
The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined below).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 2, 2019, representatives of J.P. Morgan, on behalf of the Company, provided us with a private education loan listing with respect to 6,429 private education loans (the “Private Education Loan Listing”).  At the Company's instruction, we randomly selected 125 private education loans (the “Sample Loans”) from the Private Education Loan Listing (the “Sample Loans”).

On July 8, 2019, at the instruction of the Company, we accessed the “Company Website” (https://sofi.sharefile.com/) and obtained a supplemental data file containing the borrower first name and borrower last name for each of the Sample Loans (the “Supplemental Data File”).

Further, on July 18, 2019, representatives of the Company provided us with a computer-generated private education loan data file and related record layout containing data, as represented to us by the Company, as of the close of business June 30, 2019, with respect to each of the 6,429 private education loans included on the Private Education Loan Listing (the “Initial Statistical Loan File”).  At the instruction of the Company, we appended the Initial Statistical Loan File with the information set forth on the Supplemental Data File.  The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the private education loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics
1. Loan number (for informational purposes)
2. Original loan balance
3. Borrower first name
4. Borrower last name
5. Borrower state
6. Current interest rate
7. Current loan balance
8. Repayment begin date

9. Repayment end date
10. First disbursement date
11. Loan status
12. Borrower credit score (underwriting score)
13. Loan type (In-School, REFI, PLUS, PARENT, MEDREFI, DENTREFI)
14. School name*
15. Gross income

* For Sample Loans with a loan type, as set forth on the Underwriting System File (as defined below), of In-School, REFI, PLUS, MEDREFI or DENTREFI only.

We compared Characteristic 2. to the corresponding information set forth on or derived from the Promissory Note or Approval Disclosure Statement (collectively, the “Originating Documents”).

We compared Characteristics 3. through 11. to an electronic loan file that we obtained from the Company Website on July 10, 2019, which was prepared and created by the Company from the servicer system as of the close of business on June 30, 2019 (the “Servicer System File”).

We compared Characteristics 12. and 13. to the “Underwriting System File.”

Using methodologies provided to us by the Company, we compared Characteristic 14. to the corresponding information set forth on or derived from the “Underwriting System File.”

Using methodologies provided to us by the Company, we compared Characteristic 15. to the corresponding information set forth on or derived from the Underwriting System File, Income Verification Documentation, Residential Income Projection File or Gross Income Calculation Methodology File (collectively, the “Gross Income Verification Documentation”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 9., differences of 30 days or less are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 11., a loan status of (i) “IN REPAY,” “1-9 DAYS DELNQ” or “10-29 DAYS DELNQ” set forth on the Statistical Loan File is deemed to be “in agreement” with a loan status of “3” set forth on the Servicer System File and (ii) “REFI GRACE” set forth on the Statistical Loan File is deemed to be “in agreement” with a loan status of “1” set forth on the Servicer System File;

•
with respect to our comparison of Characteristic 14., a school name of “Our Lady of the Lake College” as set forth on the Statistical Loan File is deemed to be in agreement with a school name of “Franciscan Missionaries of Our Lady University” as set forth on the Underwriting System File; and

•	with respect to our comparison of Characteristic 15., differences of 3.5% or less of the gross income set forth on the Statistical Loan File are deemed to be “in agreement.”

The private education loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the private education loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the private education loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 26, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 26, 2019. In applying our agreed-upon procedures as outlined above, we noted the following:

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Two differences in repayment end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated July 26, 2019 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Servicer System File

1	[REDACTED]	Repayment end date	6/19/2034	5/19/2034
1	[REDACTED]	Repayment end date	6/26/2034	5/26/2034

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.